Exhibit 10.20

GEOPETRO RESOURCES COMPANY

Attached is a subscription agreement for GeoPetro Resources Company.  Please send a completed Subscription Agreement via fax (signature pages only required) to the Placement Agent at (214) 219-8206. Funds for the placement can be sent via wire transfer to:

Bank:	Bank of America
Golden Gateway Branch
500 Battery Street
San Francisco, CA 94111

ABA Number:	0260-0959-3

For Credit to:
Account Name:	GeoPetro Resources Company
Account Number:	07697-04492

Bank Contact:
Name:	Jake Chilton
Phone:	415-622-0138

Original Subscription Agreements should be delivered to the Placement Agent at:

Energy Capital Solutions, LP
Attention: Christopher T. Czuppon
2651 North Harwood, Suite 410
Dallas, TX 75201

GEOPETRO RESOURCES COMPANY

One Maritime Plaza, Suite 700

San Francisco, California 94111

UNIT SUBSCRIPTION AGREEMENT

TO:	GeoPetro Resources Company (the “Corporation”)

AND TO:	Energy Capital Solutions, L.P. (the “Placement Agent”)

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from GeoPetro Resources Company (the “Corporation”) units of the Corporation (the “Units”) in the number set forth below at a subscription price of $3.85 per Unit. Each Unit shall consist of one (1) share of common stock of the Corporation (a “Common Share”) and a three-tenths (3/10) Common Share purchase warrant of the Corporation (“Warrants”). Each one (1) whole Warrant shall entitle the holder to acquire one (1) Common Share (a “Warrant Share”) at a price of $4.50 per Warrant Share for a period of five years from the Closing Date (as hereinafter defined). The Subscriber agrees to be bound by the attached terms and conditions of subscription (the “Terms and Conditions”) and agrees that the Corporation may rely upon the representations, warranties and covenants contained therein and in the applicable Subscriber Certificate (as hereinafter defined). This subscription, plus the Terms and Conditions and each completed and executed Subscriber Certificate are collectively referred to as the “Subscription Agreement” or the “Agreement”.

SUBSCRIPTION AND SUBSCRIBER INFORMATION

Please print all information (other than signatures), as applicable, in the space provided below

Number of Units:
(Name of Subscriber)
Unit Price: X $3.85
Account Reference (if applicable):
Aggregate Subscription Price:
By:	(the “Subscription Price”)
Authorized Signature

If the Subscriber is signing as agent for a principal (beneficial purchaser) and is not purchasing as trustee or agent for accounts fully managed by it, complete the following:
(Official Capacity or Title – if the Subscriber is not an individual)

(Name of individual whose signature appears above if different than the name of the Subscriber printed above.)

(Name of Principal)
(Subscriber’s Address, including State)

(Principal’s Address)

(Telephone Number) (Email Address)

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Account Registration Information:	Delivery Instructions as set forth below:

(Name)	(Name)

(Account Reference, if applicable)
(Account Reference, if applicable)
(Address)

(Address, including Zip Code)	(Contact Name) (Telephone Number)

Number and kind of securities of the Corporation held, if any:	State whether Subscriber is an insider* of the Corporation:

Yes ☐ No ☐

* The term “insider” means a person who is a director or senior officer (chair, vice chair, president, vice president, secretary, treasurer or general manager) or holder of more than 10% of the voting rights attached to all outstanding voting securities of the Corporation.

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TYPE OF OWNERSHIP (CHECK ONE)

☐	Individual Ownership	☐	Joint Tenants with Right of Survivorship (both parties must sign)

☐	Corporation*	☐	Community Property (Spouse’s signature required)

☐	Partnership*	☐	Tenants-in-common (both parties must sign)

☐	Trust or Pension Plan*

*                 Copy of Articles of Incorporation, Bylaws and Corporate Resolution, Partnership or Trust Agreement, as applicable, must be attached.

ACCEPTANCE: The Corporation hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement.

GEOPETRO RESOURCES COMPANY

Subscription No.

By:	August 13, 2007

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TERMS AND CONDITIONS OF SUBSCRIPTION FOR UNITS

1.                                       DEFINITIONS.

1.1                                 In this Agreement, which includes the cover page and all of the appendices, the following words have the following meanings unless otherwise indicated:

(a)                                  “1933 Act” means Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(b)                                 “Closing” means the completion of the issue and sale of the Units to the Subscriber hereunder upon satisfaction of the conditions under the Unit Subscription Agreement.

(c)                                  “Closing Date” means the date on which all conditions to the closing under the Unit Subscription Agreement have been satisfied, but not later than August 13, 2007 (unless a later date is agreed to by the parties to the Unit Subscription Agreement).

(d)                                 “Common Share” means a share of common stock in the capital of the Corporation.

(e)                                  “Corporation” means GeoPetro Resources Company, a California corporation.

(f)                                    “Exchange” means the American Stock Exchange.

(g)                                 “Offering” means this private placement.

(h)                                 “Placement Agent” means Energy Capital Solutions, LP.

(i)                                     “SEC” means the United States Securities and Exchange Commission.

(j)                                     “Subscriber” means the purchaser of Units hereunder.

(k)                                  “Subscriber Certificate” means the accredited investor certificate attached hereto as Exhibit ”A”.

(l)                                     “Units” means the units of the Corporation offered hereby; each Unit consisting of one (1) Common Share and a three-tenths (3/10) Warrant.

(m)                               “Warrants” means the Common Share purchase warrants of the Corporation comprising part of the Units.

(n)                                 “Warrant Shares” means the Common Shares underlying the Warrants.

1.2                                 All capitalized terms in this Agreement not defined above have the meanings ascribed to them in this Agreement.

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1.3                                 All references to currency refer to United States dollars.

2.                                       PURCHASE AND SALE OF UNITS.

2.1                                 The Units will be registered in the name of the Subscriber.

2.2                                 The issue of the Units will not restrict or prevent the Corporation from obtaining any other financing, or from issuing additional securities from time to time.

2.3                                 Closing will be completed at the offices of the Corporation, in San Francisco, California, at 5:00 p.m. (Pacific Time), or such other place or time as the Corporation may designate (the “Closing Time”) on the Closing Date.  If the Closing does not occur on or before the Closing Date, the subscription proceeds will be returned to the Subscriber without interest or deduction and the Subscriber will have the right to withdraw this subscription and to terminate its obligations hereunder.

2.4                                 The Corporation shall have the right to reject this Subscription Agreement if it believes for any reason that the Subscriber is not an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated by the Securities and Exchange Commission as presently in effect, or for any other reason in its sole and absolute discretion. Acceptance is evidenced only by execution of this Subscription Agreement by the Corporation in the space provided at the end of this Subscription Agreement.

3.                                       REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGEMENTS OF THE SUBSCRIBER.

3.1                                 The Subscriber represents and warrants, as at the date of this Agreement and at the Closing, that:

(a)                                  the Subscriber is purchasing the Units for Subscriber’s own account, for long-term investment, and not with a view to, or for sale in connection with, the distribution thereof. Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the Units. The Units will not be resold without registration under the 1933 Act and qualification under the securities laws of all applicable states, unless such sale would be exempt therefrom;

(b)                                 the Subscriber is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the 1933 Act;

(c)                                  the Subscriber has received, completed and returned to the Corporation the Subscriber Certificate relating to his general ability to bear the risks of an investment in the Corporation and his suitability as an investor in a private offering, and hereby affirms the correctness of his answers in such Subscriber Certificate;

(d)                                 the Subscriber (i) has adequate means of providing for his current needs and possible personal contingencies, and has no need for liquidity of his investment in the Corporation; (ii) can bear the economic risk of losing his entire investment herein; (iii) has such knowledge and experience in financial and business matters that he is

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capable of evaluating the relative risks and merits of this investment; and (iv) has an overall commitment to investments which are not readily marketable that is not disproportionate to his net worth and the investment subscribed for herein will not cause such overall commitment to become excessive;

(e)                                  it never has been represented, guaranteed or warranted to Subscriber by the Corporation, its agents, or employees or any other person, expressly or by implication, any of the following:

(i)                                     the approximate or exact length of time that Subscriber will be required to remain as owner of the Units;

(ii)                                  THE PROFIT OR RETURN, IF ANY, TO BE REALIZED AS A RESULT OF THE CORPORATION’S VENTURE; or

(iii)                               that the past performance or experience on the part of the Corporation or any affiliate, its agents, or employees or of any other person, will in any way indicate the predictable results of the ownership of the Units or the overall Corporation venture;

(f)                                    the Subscriber, if an individual, is at least twenty-one (21) years of age;

(g)                                 the Subscriber has no reason to anticipate any change in Subscriber’s personal circumstances, financial or otherwise, which may cause or require any sale or distribution by Subscriber of all or any part of the Units subscribed for herein;

(h)                                 the Subscriber carefully reviewed has reviewed the documents regarding the Corporation available on the SEC EDGAR web site (www.sec.gov), as well as the “Risk Factors” contained therein (collectively, the “Disclosure Documents”), and is fully familiar with and understands the contents thereof, and has received no other written communication;

(i)                                     the Subscriber confirms that all documents, records and books pertaining to the Corporation and to the investment requested by the Subscriber have been made available to the Subscriber and that the Subscriber has been given an opportunity to make further inquiries of the Corporation and its representatives in order to verify the accuracy of the information contained in the Disclosure Documents and has had the opportunity to review all facts concerning the Corporation which the Subscriber deems pertinent;

(j)                                     the Subscriber, if a partnership, corporation, trust, or other entity, declares:

(i)                                     the person executing this Subscription Agreement has the necessary power and authority to do so; and

(ii)                                  the Subscriber was not organized for the specific purpose of acquiring the Units;

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(k)                                  the exhibits to this Agreement will be completed truthfully and with reasonable diligence;

(l)                                     as to the source of subscription funds,

(i)                                     to the best of the Subscriber’s knowledge, none of the subscription funds used for the purchase of the Subscriber’s Units (A) have been or will be derived from or related to any activity that is deemed criminal under the laws of the United States or any other jurisdiction, or (B) are being tendered on behalf of a person or entity who has not been identified to the Subscriber; and

(ii)                                  the Subscriber will promptly notify the Corporation if the Subscriber discovers that any of the representations in above subparagraph (l)(i) above ceases to be true, and to provide the Corporation with appropriate information in connection therewith;

(m)                               the Subscriber understands that the foregoing representations and warranties are to be relied upon by the Corporation as a basis for exemption of the sale of the Units under the 1933 Act, under the securities laws of all applicable states, and for other purposes;

(n)                                 the Subscriber warrants that the information herein provided to the Corporation by the Subscriber is true and correct as of the date hereof, and the Subscriber agrees to advise the Corporation, prior to its acceptance of this Subscription, of any material change in any such information; and

(o)                                 the Subscriber agrees that the representations and warranties of the Subscriber set forth in this Section 3 shall survive the acceptance of this subscription, in the event the subscription is accepted.

3.2                                 The Subscriber understands and acknowledges that:

(a)                                  no federal or state agency has made any finding or determination as to the fairness of the offering of Units for investment or any recommendation or endorsement of the offering;

(b)                                 the Units have not been registered under the 1933 Act or qualified under any state securities laws in reliance on exemptions from registration provided thereunder, and the Corporation has no obligation or present intention of filing a registration statement under the 1933 Act in respect of the Units other than as set forth in the Registration Rights Agreement;

(c)                                  there are restrictions on the Subscriber’s ability to resell the Units and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the securities comprising the Units;

(d)                                 the Subscriber acknowledges and agrees with the Corporation that the Corporation shall refuse to register any transfer of the Units not made pursuant to

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registration under the 1933 Act, or pursuant to an available exemption from registration under the 1933 Act (including Regulation S);

(e)                                  the Corporation may be required to provide applicable securities regulatory authorities with a list setting forth the identities of the beneficial purchasers of the Units and the Subscriber acknowledges and agrees that it will provide, on request, particulars as to the identity of such beneficial purchasers as may be required by the Corporation in order to comply with the foregoing, provided that this undertaking shall not require the Subscriber to breach its confidentiality obligations to any other person;

(f)                                    by providing personal information to the Corporation, the Subscriber and each person for whom it is contracting hereunder, is consenting to the Corporation’s collection, use and disclosure of that information for the purposes of the subscription of Units and the offering in general, for corporate governance purposes and to contact the Subscriber as an investor. The Subscriber, and each person for whom it is contracting hereunder, acknowledges that, from time to time, the Corporation may be required to disclose such personal information and, by providing such personal information to the Corporation, the Subscriber and each person for whom it is contracting hereunder, hereby expressly consents to such disclosure, and the Subscriber and each person for whom it is contracting agrees and acknowledges that the Corporation may use and disclose personal information as follows:

(i)                                     for internal use with respect to managing the relationships between and contractual obligations of the Corporation and the Subscriber and each person for whom it is contracting;

(ii)                                  for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to the Internal Revenue Service;

(iii)                               disclosure to securities regulatory authorities and other regulatory bodies with jurisdiction with respect to reports of trades and similar regulatory filings;

(iv)                              disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(v)                                 disclosure to professional advisers of the Corporation in connection with the performance of their professional services;

(vi)                              disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with the prior written consent of the Subscriber and each person for whom it is contracting;

(vii)                           disclosure to a court determining the rights of the parties under this Agreement; or

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(viii)                        for use and disclosure as otherwise required or permitted by law.

(g)                                 during the 20 trading day period prior to the date hereof, the Subscriber has not purchased, sold, or “sold short” any securities of the Corporation.

4.                                       ISSUANCE OF SECURITIES.

4.1                                 The Subscriber agrees to deliver to the Placement Agent, as soon as possible and, in any event, not later than 5:00 p.m. (Pacific Standard time) on August 13, 2007; (a) this duly completed and executed Subscription Agreement; (b) a duly executed Accredited Investor Certificate attached hereto as Exhibit ”A”; (c) a duly executed Registration Rights Agreement attached hereto as Exhibit ”B”; together with a duly completed selling security holder questionnaire attached thereto as an exhibit; (d) such other documents as may be required under applicable securities laws; and (e) a certified check or bank draft payable to the Placement Agent for the aggregate subscription price or payment of the same amount in such other manner as is acceptable to the Placement Agent (including wire transfer directly to the Corporation’s account).

5.                                       REGISTRATION STATEMENT.

The Corporation will prepare and file with the SEC a Registration Statement covering 100% of the Common Shares and 100% of the Warrant Shares within 60 calendar days of the date of the Closing and in accordance with the terms of the Registration Rights Agreement executed by the Corporation and attached hereto as Exhibit ”B.” The Corporation will use its best efforts to have the Registration Statement declared effective by the SEC within 180 calendar days of the date of the Closing.

6.                                       LEGEND.

The certificates representing the Units will bear a legend denoting the restrictions on transfer. The Subscriber agrees to sell, assign or transfer the Units only in accordance with such restrictions.

The legend will be in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH RULE 144 OR 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE

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HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE CORPORATION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.”

7.                                       RELIANCE UPON REPRESENTATIONS, WARRANTIES AND COVENANTS.

The Subscriber acknowledges that the representations and warranties and covenants and acknowledgements contained in this Agreement are made with the intent that they may be relied upon by the Corporation in determining the Subscriber’s eligibility to purchase the Units and the Subscriber hereby agrees to indemnify the Corporation against all losses, claims, costs, expenses and damages or liabilities which it may suffer or incur caused or arising from its reliance thereon. The Subscriber further agrees that by accepting the Units the Subscriber shall be representing and warranting that the foregoing representations and warranties are true as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they shall survive the purchase by the Subscriber of the Units and shall continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of any of the Units.

8.                                       MISCELLANEOUS.

8.1                                 The Subscriber hereby authorizes the Corporation to correct any minor errors in, or complete any minor information missing from any of the Exhibits returned herewith.

8.2                                 The Corporation shall be entitled to rely on delivery by facsimile machine of an executed copy of this subscription, and acceptance by the Corporation of such facsimile copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof.

8.3                                 Without limitation, this subscription and the transactions contemplated hereby are conditional upon and subject to the Corporation receiving Exchange approval of this subscription and the transactions contemplated hereby.

8.4                                 This Agreement is not assignable or transferable by the parties hereto without the express written consent of the other party hereto.

8.5                                 Time is of the essence of this Agreement.

8.6                                 Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the Units and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Corporation or by anyone else.

8.7                                 The parties to this Agreement may amend this Agreement only in writing.

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8.8                                 This Agreement inures to the benefit of and is binding upon the parties to this Agreement and their successors and permitted assigns.

8.9                                 A party to this Agreement will give all notices to or other written communications with the other party to this Agreement concerning this Agreement by hand or by registered mail addressed to the address given above.

8.10                           This Agreement will be governed by and construed in accordance with the laws of the State of California.

8.11                           This Agreement, including without limitation the representations, warranties and covenants contained herein and in each Subscriber Certificate, shall survive and continue in full force and effect and be binding upon the Corporation and the Subscriber, notwithstanding the completion of the purchase of the Units by the Subscriber pursuant hereto, the completion of the Offering and any subsequent disposition by the Subscriber of the Common Shares, Warrants or Warrant Shares.

8.12                           All references to currency herein are to lawful money of the United States of America.

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EXHIBIT ”A”

ACCREDITED INVESTOR CERTIFICATE

The undersigned (“Subscriber”), in connection with the acquisition of units (“Units”) of GeoPetro Resources Company (the “Corporation”) pursuant to that certain subscription agreement (the “Agreement”), hereby makes the following representations and warranties:

Subscriber understands that the Corporation is relying on this information in determining to offer Units to the undersigned in a manner exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), and applicable state securities laws.  Terms that are not defined in this certificate have the meanings set forth in the Agreement.

1.                                       Accredited Investor.

Subscriber represents and warrants that he, she or it falls within the category (or categories) marked. PLEASE INDICATE EACH CATEGORY OF ACCREDITED INVESTOR THAT YOU, THE SUBSCRIBER, SATISFY, BY PLACING YOUR INITIALS ON THE APPROPRIATE LINE BELOW.

Category 1.	A bank, as defined in Section 3(a)(2) of the 1933 Act, whether acting in its individual or fiduciary capacity; or

Category 2.	A savings and loan association or other institution as defined in Section 3(a) (5) (A) of the 1933 Act, whether acting in its individual or fiduciary capacity; or

Category 3.	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or

Category 4.	An insurance company as defined in Section 2(13) of the 1933 Act; or

Category 5.	An investment company registered under the Investment Company Act of 1940; or

Category 6.	A business development company as defined in Section 2(a) (48) of the Investment Company Act of 1940; or

Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or

Category 8.

A plan established and maintained by a state, its political subdivision or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with assets in excess of $5,000,000; or

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Category 9.

An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess of $5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are accredited investors; or

Category 10.	A private business development company as defined in Section 202(a) (22) or the Investment Advisors Act of 1940; or

Category 11.

An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Units, with total assets in excess of $5,000,000; or

Category 12.	A director, executive officer or general partner of the Corporation; or

Category 13.	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of this purchase exceeds $1,000,000; or

Category 14.

A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

Category 15.

A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units, whose purchase is directed by a sophisticated person as described in SEC Rule 506(b)(2)(ii); or

Category 16.	An entity in which all of the equity owners are accredited investors.

2.                                       Purchasing Entirely for Own Account.

Subscriber represents and warrants that he, she or it is purchasing the Units solely for Subscriber’s own account for investment and not with a view to or for sale or distribution of the Units or any portion thereof and without any present intention of selling, offering to sell or otherwise disposing of or distributing the Units or any portion thereof in any transaction other than a transaction complying with the registration requirements of the 1933 Act, and applicable state securities or “blue sky” laws, or pursuant to an exemption therefrom. Subscriber also represents that the entire legal and beneficial interest of the Units is being purchased for, and will be held for, Subscriber’s account only, and neither in whole nor in part for any other person or entity.

3.                                       Economic Risk and Suitability.

Subscriber represents and warrants as follows:

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(a)           Subscriber realizes that Subscriber’s purchase of the Units involves a high degree of risk and will be a highly speculative investment, and that he, she or it is able, without impairing Subscriber’s financial condition, to hold the Units for an indefinite period of time.

(b)           Subscriber alone, or with the assistance of professional advisors, has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of Subscriber’s purchase of the Units, or has a pre-existing personal or business relationship with the Corporation or any of its officers, directors, or controlling persons, of a duration and nature that enables the undersigned to be aware of the character, business acumen and general business and financial circumstances of the Corporation or such other person.

(c)           If Subscriber is a partnership, trust, corporation or other entity, its principal place of business and principal office are located within the state set forth in its address below.

(d)           Subscriber has relied solely upon the documents and materials submitted therewith, advice of his or her representatives, if any, and independent investigations made by Subscriber and/or his or her Subscriber representatives, if any, in making the decision to purchase the Units subscribed for herein and acknowledges that no representations or agreements other than those set forth in the Disclosure Documents have been made to the Subscriber in respect thereto.

(e)           Subscriber confirms that Subscriber has received no general solicitation or general advertisement and has attended no seminar or meeting (whose attendees have been invited by any general solicitation or general advertisement) and has received no advertisement in any newspaper, magazine, or similar media, broadcast on television or radio regarding the offering of the Units.

4.                                       Restricted Securities.

Subscriber acknowledges that the Corporation has hereby disclosed to Subscriber in writing:

(a)           The Units have not been registered under the 1933 Act, or the securities laws of any state of the United States, and such securities must be held indefinitely unless a transfer of them is subsequently registered under the 1933 Act or an exemption from such registration is available; and

(b)           The Corporation will make a notation in its records of the above-described restrictions on transfer.

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IN WITNESS WHEREOF, Subscriber has executed this Certificate as of                         , 2007.

SUBSCRIBER:
(Signature and office, if applicable)

(Print Name)

(Address)

(City/State/Zip Code)

(Area Code/Telephone Number)

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EXHIBIT “B”

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement is made and entered into effective as of August 13, 2007. On the Closing Date, the Company will issue Units to the Subscribers upon the terms set forth in the Subscription Agreement. As an inducement to the Subscribers to enter into the Subscription Agreement, the Company agrees with each Subscriber, and ECS, as follows:

1.                                       Definitions. As used in this Agreement (including the preamble above), the following defined terms shall have the following meanings:

“Affiliate” of any specified person means any other person, which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in San Francisco, California are authorized or obligated by law or executive order to close.

“Closing” has the meaning set forth in the Subscription Agreement.

“Closing Date” has the meaning set forth in the Subscription Agreement.

“Commission” means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

“Common Stock” means (i) the Company’s common stock, no par value per share; and (ii) any other securities into which or for which any of the securities described in the preceding clause (i) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

“Company” means GeoPetro Resources Company, a California Corporation.

“ECS” means Energy Capital Solutions, LP

“ECS Warrant Shares” means the shares of Common Stock issuable upon exercise of the placement agent’s warrant to be issued to ECS on the Closing Date.

“Effectiveness Deadline Date” means the 180th calendar day following the Closing Date;

Effectiveness Period” has the meaning assigned thereto in Section 2(b).

“Effective Time” means the date and time on which the Commission declares the Registration Statement effective or on which the Registration Statement otherwise becomes effective.

“Electing Holder” has the meaning assigned thereto in Section 3(a).

“Ending Date” has the meaning assigned thereto in Section 2(c).

“Event” has the meaning assigned thereto in Section 2(c).

“Event Date” has the meaning assigned thereto in Section 2(c).

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Filing Deadline Date” means the 60th calendar day following the Closing Date.

“holder” means, when used with respect to any Security, the record holder of such Security.

“person” means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Prospectus” means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A or Rule 430B under the Securities Act) included in the Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

“Questionnaire” means a Selling Security Holder Questionnaire, substantially in the form of Exhibit A attached hereto, relating to the Securities.

“Registrable Securities” means 100% of the shares of Common Stock issued to Subscribers on the Closing Date, 100% of the Underlying Warrant Shares, 100% of the ECS Warrant Shares and any securities issued with respect to any of the foregoing as a stock dividend or in connection with a stock split or recapitalization occurring prior to the filing of the Registration Statement, or, if occurring following the filing of the Registration Statement, as contemplated by Rule 416 of the Securities Act; provided, however, that any such securities shall cease to be Registrable Securities when they are no longer Restricted Securities.

“Registration” means a registration effected pursuant to Section 2.

“Registration Statement” means a registration statement filed under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission, filed by the Company pursuant to the provisions of Section 2, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

“Restricted Securities” means any Securities except any such Securities that (i) have been registered pursuant to an effective registration statement under the Securities Act and sold in a manner contemplated by the Registration Statement, (ii) have been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or are transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto), or (iii) have otherwise been transferred and new Securities not subject to transfer restrictions under the Securities Act have been delivered by or on behalf of the Company.

“Rules and Regulations” means the published rules and regulations of the Commission promulgated under the Securities Act or the Exchange Act, as in effect at any relevant time.

“Securities” means the shares of Common Stock issued pursuant to the Subscription Agreement and the shares of Common Stock issued or issuable upon exercise of Warrants.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Subscribers” means the Subscribers named on the signature pages of the Subscription Agreement and this Agreement.

“Subscription Agreement” means the GeoPetro Resources Company Subscription Agreement by and among the Company and the Subscribers.

“trading day” means a day on which the Common Stock trades on the American Stock Exchange or, if the Common Stock does not so trade on the day in question, then trading day shall mean Business Day.

“Underlying Warrant Shares” means shares of Common Stock issued or issuable under Warrants issued by the Company to Subscribers on the Closing Date.

“Units” means one share of Common Stock and one-quarter of one Warrant.

“Warrants” means Common Stock purchase warrants comprising part of the Units issued pursuant to the Subscription Agreement, with each whole Warrant being exercisable into one share of Common Stock.

2.                                       Registration.

(a)                                  The Company shall (i) file with the Commission on or prior to the Filing Deadline Date a Registration Statement covering the offer and sale of the Registrable Securities, and (ii) use its reasonable best efforts to cause such Registration Statement to be declared effective under the Securities Act on or prior to the Effectiveness Deadline Date. The Registration Statement shall be on Form S-1 or Form SB-2 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-1 or Form SB-2, in which case such registration shall be on another appropriate form for such purpose) and shall contain (except if otherwise requested or required pursuant to comments received from the Commission or other governmental or regulatory authority upon a review of such Registration Statement) a “Plan of Distribution” substantially in the form attached hereto as Annex A.

(b)                                 The Company shall use its reasonable best efforts to prepare and file with the Commission such amendments and supplements to the Registration Statement and Prospectus used in connection therewith and take all such other actions to keep the Registration Statement continuously effective in order to permit the Prospectus to be usable by holders for resales of Registrable Securities from the Effective Time until the earliest to occur of (A) the date which is 24 months after the Closing Date, (B) the date upon which all Registrable Securities registered under the Registration Statement have been sold thereunder, and (C) the date upon which all of the Securities cease to be Restricted Securities (such period being referred to herein as the “Effectiveness Period”).

(c)                                  If (i) such Registration Statement covering the Registrable Securities is not filed with the Commission on or prior to the Filing Deadline Date, (ii) such Registration Statement covering the Registrable Securities is filed with but is not declared effective by the Commission on or prior to the Effectiveness Deadline Date or (iii) after the Effective Time, such Registration Statement ceases for any reason to be effective or any Prospectus thereunder ceases to be usable with respect to any Registrable Securities it is required to cover at any time prior to the expiration of the Effectiveness Period for more than an aggregate of 45 calendar days (which need not be consecutive), excluding (x) grace periods of not more than 15 calendar days each during which a post-effective amendment is to be filed to include in the Registration Statement material information previously not included in the Registration Statement, or to correct a misstatement of a material fact set forth in the Registration Statement, in each case due to facts or circumstances previously unknown to the Company and arising subsequent to the effectiveness of the Registration Statement or any post-effective amendment thereto, or to otherwise provide information necessary to comply with Section 10(a)(3) of the Securities Act regarding the age of financial statements included therein, provided that the Company diligently works to have any such post-effective amendment prepared, filed and declared effective by the Commission as soon as practicable and (y) grace periods of not more than five trading days each for the preparation and filing with the Commission of any prospectus supplement (any such failure or breach described in clauses (i), (ii) or (iii) above being referred to as an “Event,” and for purposes of clauses (i) or (ii) the date on which such Event occurs, or for purposes of clause (iii) the date which such 45 trading day-period is exceeded, being referred to as “Event Date”), then following each such Event Date, the Company shall become obligated to pay to each Electing Holder, as liquidated damages and not as a penalty, a number of shares of Common Stock equal to 1.0% of the number of shares of Common Stock that were issued to such Electing Holder on the Closing Date and are still owned by such Electing Holder on an Ending Date, for each 30-day period (pro rated on a daily pro-rata basis for periods shorter than 30 days) elapsed between the Event Date and the earlier of: (A) the date that the applicable Event is cured and (B) the date that the Effectiveness Period expires. No such payments shall be payable in respect of any Underlying Warrant Shares or securities that are not Registrable Securities. Liquidated damages payments payable by the Company under this Section 2(c) shall be issued by the Company to each Electing Holder not later than seven Business Days following the end of each 30-day period or portion thereof prior to the cure of an Event (each such end date being an “Ending Date”). Notwithstanding anything to the contrary contained herein or in the Subscription Agreement or any related document or agreement, the aggregate number of shares of Common Stock issued or issuable to any holder as liquidated damages under this Section 2(c) shall not exceed 10% of the aggregate number of shares of Common Stock issued to such holder on the Closing Date pursuant to the Subscription Agreement.

3.                                       Registration Procedures. In connection with the Registration Statement, the following provisions shall apply:

(a)                                  No holder shall be entitled to be named as a selling security holder in the Registration Statement as of the Effective Time, and no holder shall be entitled to use the Prospectus for resales of Registrable Securities at any time, unless such holder has returned a completed and signed Questionnaire to the Company by the deadline for response set forth therein; provided, however, holders of Registrable Securities shall have at least ten calendar days from the date on which the Questionnaire is first sent to such holders to return a completed and signed Questionnaire to the Company. The term “Electing Holder” means any holder of Registrable Securities that has returned a completed and signed Questionnaire to the Company in accordance with this Section 3(a). The information provided by each Electing Holder in the signed Questionnaire shall be for use in the Registration Statement.

(b)                                 The Company shall furnish to each Electing Holder prior to the initial filing of the Registration Statement, a draft of such Registration Statement, and shall furnish to such holders prior to the filing of any amendment or supplement to the Prospectus that contains material revisions to the selling security holder information, a draft of such amendment or supplement and shall reflect in each such document when so filed with the Commission such comments as such holders reasonably may propose with regard to the selling security holder information; provided, however, that the Company shall make the final decision as to the form and content of each such document.

(c)                                  Each Electing Holder shall promptly advise the Company in writing if changes in the Registration Statement or the Prospectus are required in order that disclosures made in the Registration Statement and Prospectus based upon information previously provided by the Electing Holder for use in the Registration Statement and the Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they are made) not misleading. The Company shall promptly advise each Electing Holder in writing (which notice pursuant to clauses (iii) through (v) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made):

(i)                                     when the Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;
(ii)                                  when the Commission notifies the Company whether there will be a “review” of the Registration Statement and whenever the Commission comments in writing on the selling security holder information or Plan of Distribution in the Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Electing Holders that pertain to such holders as a selling security holder or to the Plan of Distribution, but not information which the Company believes would constitute material and non-public information);

(iii)                               of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;
(iv)                              of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included in the Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose (including, but not limited to, an order issued by any state securities commission or other regulatory authority suspending the qualification, or exemption from qualification, of the sale of the Registrable Securities under state securities laws); and
(v)                                 if changes in the Registration Statement or the Prospectus are required in order that the Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

(d)                                 The Company shall promptly furnish to each requesting Electing Holder, without charge, at least one copy of the Registration Statement and all post-effective amendments thereto, including financial statements and schedules, and, if such holder so requests in writing, all reports, other documents and exhibits that are filed with or incorporated by reference in the Registration Statement.

(e)                                  The Company shall, during the Effectiveness Period, promptly deliver to each Electing Holder, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Electing Holder may reasonably request; and the Company consents (except during the continuance of any event described in clauses (iii) through (v) of Section 3(c) or any pending corporate development described in Section 3(h)) to the use of the Prospectus and any amendment or supplement thereto by each of the Electing Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto during the Effectiveness Period.

(f)                                    Prior to any offering of Registrable Securities pursuant to the Registration Statement, the Company shall, unless appropriate exemptions are available, use its reasonable best efforts to (i) register or qualify the registration or qualification of such Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as any Electing Holder may reasonably request, (ii) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long during the Effectiveness Period as may be necessary to enable any Electing Holder to complete its distribution of Registrable Securities pursuant to the Registration Statement, and (iii) take any and all other actions necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; provided, however, that in no event shall the Company be obligated to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 3(f), or (B) file any general consent to service of process in any jurisdiction where it is not then so subject.

(g)                                 The Company shall cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Registration Statement, which certificates shall meet the requirements of any securities exchange on which the Company’s Common Stock is then listed and which certificates shall be in such permitted denominations as Electing Holders may request in connection with the sale of Registrable Securities pursuant to the Registration Statement.

(h)                                 Upon the occurrence of any fact or event contemplated by clauses (iii) through (v) of Section 3(c), the Company shall (subject to the next sentence) promptly prepare a post-effective amendment or supplement to the Registration Statement or the Prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Registration Statement or Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and shall comply with the Securities Act, state securities laws and any other applicable laws. If the Company notifies the Electing Holders in accordance with clauses (iii) through (v) of Section 3(c) to suspend the use of the Prospectus until the requisite changes to the Prospectus have been made, then each Electing Holder shall suspend the use of the Prospectus until (i) such Electing Holder has received copies of the supplemented or amended Prospectus contemplated by the preceding sentence, or (ii) such Electing Holder is advised in writing by the Company that the use of the Prospectus may be resumed and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. Notwithstanding the foregoing, the Company shall not be required to amend or supplement the Registration Statement, any related Prospectus or any document incorporated by reference therein for a period not to exceed 30 consecutive days (or 60 days in the aggregate in any calendar year) if there occurs or exists any pending corporate development the disclosure of which would, in the good faith judgment of the Board of Directors of the Company, be harmful to the business, operations, prospects, or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole.

(i)                                     The Company shall cause all Registrable Securities registered hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

(j)                                     The Company shall provide a transfer agent and registrar for all Registrable Securities registered pursuant to the Registration Statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(k)                                  The Company shall use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission.

(l)                                     The Company shall use commercially reasonable efforts to enable the holders of the Registrable Securities to sell the Registrable Securities under Rule 144 of the Securities Act.

(m)                               The Company shall advise each Electing Holder when such Electing Holder provides information to the Company under this Section 3 that such Electing Holder must provide the information in a written statement signed by or on behalf of such Electing Holder that expressly states that such information is for use in the subject Registration Statement, Prospectus or amendment or supplement thereto. The Company reserves the right not to rely on information provided by an Electing Holder if such information is not contained in a written statement meeting the foregoing requirements.

4.                                       Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by it whether or not any Registration Statement is filed or becomes effective and whether or not any securities are issued or sold pursuant to any Registration Statement. Notwithstanding the foregoing or anything in this Agreement to the contrary, each holder of the Registrable Securities being registered shall pay all commissions and underwriting discounts with respect to any Registrable Securities sold by it and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly).

5.                                       Indemnification and Contribution.

(a)                                  Indemnification by the Company. Upon the registration of the Registrable Securities pursuant to Section 2, the Company shall indemnify and hold harmless each Electing Holder and its affiliates and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each person who controls such Electing Holder, underwriter, selling agent or other securities professional within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes referred to as an “Indemnified Person”) against any losses, claims, damages, liabilities or expenses, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon an untrue statement of a material fact contained in any Registration Statement or any Prospectus contained therein or furnished by the Company to any Indemnified Person, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or any violation by the Company of any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws applicable to the Company in connection with the registration hereunder, and the Company hereby agrees to reimburse such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or omission made in such Registration Statement or Prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by or on behalf of such Indemnified Person expressly for use therein; provided, further, however, that the foregoing indemnity agreement with respect to any Prospectus shall not inure to the benefit of any Indemnified Person who failed to deliver a final Prospectus or an amendment or supplement thereto (provided by the Company to the several Indemnified Persons in the requisite quantity and on a timely basis to permit proper delivery on or prior to the relevant transaction date) to the person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement of a material fact contained in any Prospectus, or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if such material misstatement or omission was cured in such final Prospectus or amendment or supplement thereto. For the purposes of this subsection (a), the Company may rely on written information furnished to the Company by an Indemnified Person via electronic mail if such electronic mail is followed within five (5) days thereof by a written instrument meeting the requirements set forth in the foregoing sentence.

(b)                                 Indemnification by the Holders. Each Electing Holder agrees, as a consequence of the inclusion of any of such holder’s Registrable Securities in any Registration Statement, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors, its officers who sign such Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement of a material fact contained in such Registration Statement or Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by or on behalf of such holder and stated to be expressly for use therein, provided, however, the foregoing indemnity agreement shall not inure to the Indemnified Person who was notified of the inaccurate material information or omission prior to such use of Prospectus and (ii) reimburse the Company and its directors and its officers who sign such Registration Statement for any legal or other expenses reasonably incurred by the Company and such directors and officers in connection with investigating or defending any such action or claim as such expenses are incurred. For the purposes of this subsection (b), the Company may rely on written information furnished to the Company by an Indemnified Person via electronic mail if such electronic mail is followed within five (5) days thereof by a written instrument meeting the requirements set forth in the foregoing sentence. The liability of each Electing Holder shall be in proportion to and limited to the net amount received by such Electing Holder from the sale of Registrable Securities pursuant to such Registration Statement

(c)                                  Notices of Claims, Etc. Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 5, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel for all indemnified parties to be reimbursed by the indemnifying party if representation of any such indemnified party by the counsel retained by the indemnifying party would be inappropriate under applicable standards of professional conduct due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. Except as specified in the immediately preceding sentence, after notice from an indemnifying party to an indemnified party of such indemnifying party’s election to assume the defense pursuant to the immediately preceding sentence, such indemnifying party shall not be liable to the indemnified party under this Section 5 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of liability to the indemnified party under this Section 5 with respect to such action, except to the extent the indemnifying party is materially prejudiced as a result of not receiving such notice, and shall not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5 or with respect to any other action except to the extent the indemnifying party is materially prejudiced as a result of not receiving such notice. No indemnifying party shall, without the written consent of the indemnified party, which consent will not be unreasonably withheld, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)                                 Contribution. If the indemnification provided for in this Section 5 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) of this Section 5 in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue statement of a material fact or omission to state a material fact relates to information about such indemnifying party or indemnified party supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation (even if the Electing Holders or any underwriters, selling agents or other securities professionals or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 5(d). In no event shall the liability of any Electing Holder be greater in amount than the amount of net proceeds received by such Electing Holder upon such sale or the amount for which such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under this Section 5 had been available under the circumstances. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Electing Holders and any underwriters, selling agents or other securities professionals in this Section 5(d) to contribute shall be several in proportion to the percentage of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

(e)                                  The obligations of the Company under this Section 5 shall be in addition to any liability that the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this Section 5 shall be in addition to any liability that such Indemnified Person may otherwise have to the Company. The remedies provided in this Section 5 are not exclusive and shall not limit any rights or remedies that may otherwise be available to an indemnified party at law or in equity.

6.                                       Miscellaneous.

(a)                                  Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company has obtained the written consent of Electing Holders holding not less than a majority of the Registrable Securities then held by the Electing Holders at such time. In addition, no amendment to this Agreement that adversely discriminates against an Electing Holder shall be effective as to such Electing Holder without such Electing Holder’s written consent.

(b)                                 Notices. All notices and other communications required or permitted to be provided to a party hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) or e-mail prior to 5:00 p.m. (San Francisco, California time) on a trading day, (ii) the next trading day after the date of transmission, if such notice or communication is delivered via facsimile or e-mail on a day that is not a trading day or later than 4:59 p.m. (San Francisco, California time) on any trading day, (iii) the trading day following the date of mailing, if sent overnight by an overnight courier service nationally recognized in the United States, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications for a party shall be as set forth on the signature pages to this Agreement or such other address as may be designated in writing hereafter, in the same manner, by such party.

(c)                                  Parties in Interest. The parties to this Agreement intend that all holders of Registrable Securities shall be entitled to receive the benefits of this Agreement and that any Electing Holder shall be bound by the terms and provisions of this Agreement by reason of such election with respect to the Registrable Securities that are included in a Registration Statement. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto and any holder from time to time of the Registrable Securities to the aforesaid extent. If any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be entitled to receive the benefits of and, if an Electing

Holder, be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement to the aforesaid extent.

(d)                                 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(e)                                  Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning, construction or interpretation hereof.

(f)                                    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without giving effect to provisions relating to conflicts of law to the extent the application of the laws of another jurisdiction would be required thereby.

(g)                                 Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

(h)                                 Survival. The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Electing Holder, any director, officer or partner of such holder, any agent or underwriter, any director, officer or partner of such agent or underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of such holder.

(i)                                     Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(Remainder of page intentionally left blank)

REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the Company has caused this Registration Rights Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Very truly yours,

GEOPETRO RESOURCES COMPANY
One Maritime Plaza, Suite 700
San Francisco, CA 94111

By:
Name:
Title:

REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE

Please confirm by signing in the space provided below that the foregoing correctly sets forth the agreement between the Company and you.

Accepted and Agreed

Name (Print)

By:
Name:
Title:

Date:

Address:

Telephone:

Facsimile:

E-mail:

Annex A

Plan of Distribution

The selling security holders and any of their pledgees, donees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock being offered under this prospectus on any stock exchange, market or trading facility on which shares of our common stock are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling security holders may use any one or more of the following methods when disposing of shares:

•                                          ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•                                          block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•                                          purchases by a broker-dealer as principal and resales by the broker-dealer for its account;

•                                          an exchange distribution in accordance with the rules of the applicable exchange;

•                                          privately negotiated transactions;

•                                          to cover short sales made after the date that the registration statement of which this prospectus is a part is declared effective by the Securities and Exchange Commission;

•                                          broker-dealers may agree with the selling security holders to sell a specified number of such shares at a stipulated price per share;

•                                          a combination of any of these methods of sale; and

•                                          any other method permitted pursuant to applicable law.

The shares may also be sold under Rule 144 under the Securities Act, if available, rather than under this prospectus. The selling security holders have the sole and absolute discretion not to accept any purchase offer or make any sale of shares if they deem the purchase price to be unsatisfactory at any particular time.

The selling security holders may pledge their shares to their brokers under the margin provisions of customer agreements. If a selling security holder defaults on a margin loan, the broker may, from time to time, offer and sell the pledged shares.

Broker-dealers engaged by the selling security holders may arrange for other broker-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling security holders (or, if any broker-dealer acts as agent for the purchaser of shares, from

1

the purchaser) in amounts to be negotiated, which commissions as to a particular broker or dealer may be in excess of customary commissions to the extent permitted by applicable law.

If sales of shares offered under this prospectus are made to broker-dealers as principals, we would be required to file a post-effective amendment to the registration statement of which this prospectus is a part. In the post-effective amendment, we would be required to disclose the names of any participating broker-dealers and the compensation arrangements relating to such sales.

The selling security holders and any broker-dealers or agents that are involved in selling the shares offered under this prospectus may be deemed to be “underwriters” within the meaning of the Securities Act in connection with these sales. Commissions received by these broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Any broker-dealers or agents that are deemed to be underwriters may not sell shares offered under this prospectus unless and until we set forth the names of the underwriters and the material details of their underwriting arrangements in a supplement to this prospectus or, if required, in a replacement prospectus included in a post-effective amendment to the registration statement of which this prospectus is a part.

The selling security holders and any other persons participating in the sale or distribution of the shares offered under this prospectus will be subject to applicable provisions of the Exchange Act, and the rules and regulations under that act, including Regulation M. These provisions may restrict activities of, and limit the timing of purchases and sales of any of the shares by, the selling security holders or any other person. Furthermore, under Regulation M, persons engaged in a distribution of securities are prohibited from simultaneously engaging in market making and other activities with respect to those securities for a specified period of time prior to the commencement of such distributions, subject to specified exceptions or exemptions. All of these limitations may affect the marketability of the shares.

If any of the shares of common stock offered for sale pursuant to this prospectus are transferred other than pursuant to a sale under this prospectus, then subsequent holders could not use this prospectus until a post-effective amendment or prospectus supplement is filed, naming such holders. We offer no assurance as to whether any of the selling security holders will sell all or any portion of the shares offered under this prospectus.

We have agreed to pay all fees and expenses incident to the registration of the shares being offered under this prospectus. However, each selling security holder and purchaser is responsible for paying any discounts, concessions and similar selling expenses they incur.

We and certain of the selling security holders have agreed to indemnify one another against certain losses, damages and liabilities arising in connection with this prospectus, including liabilities under the Securities Act.

2

Exhibit A

GEOPETRO RESOURCES COMPANY

SELLING SECURITY HOLDER QUESTIONNAIRE

This Questionnaire is being provided to certain security holders (each a “Selling Security Holder”) of GeoPetro Resources Company, a California corporation (the “Company”), in connection with a registration statement (the “Registration Statement”) that the Company intends to file with the Securities and Exchange Commission (“Commission”). The Registration Statement is intended to cover certain shares of common stock that may be offered for resale by the Selling Security Holders.

This Questionnaire must be completed by each Selling Security Holder so that the information collected and the shares owned can be included in the Registration Statement as appropriate. Certain legal consequences arise from being named as a Selling Security Holder in the Registration Statement. Accordingly, holders and beneficial owners of registrable securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a Selling Security Holder in the Registration Statement.

Enclosed with this Questionnaire is a draft of the Plan of Distribution section of the Registration Statement. Please complete and return one executed copy of this Questionnaire, together with any comments you may have on the Plan of Distribution, as soon as possible and in any event no later than 2:00 p.m. (Pacific time) on , 2007, to the Agent (as defined in the Subscription Agreement).

Please keep an extra copy of the completed Questionnaire, since as described on the signature page of the Questionnaire, you must promptly update your answers to the Questionnaire if your answers change, by providing updated information to the Company as follows

[TO COME]

The information requested in this Questionnaire is specifically required by the rules of the Commission and certain court interpretations of those rules. Please bear in mind that the rules of the Commission concerning registration statements require that they contain no false or misleading statement with respect to any “material” fact and that they do not omit a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. In the context of the Registration Statement, information generally would be considered “material” if there would be a substantial likelihood that a reasonable investor would consider the information important in deciding whether to purchase the Company’s securities.

The information that you supply in response to this Questionnaire will be used to ensure that certain data to be included in the Registration Statement will be correct. Please exercise great care in completing this Questionnaire. Under certain circumstances, Selling Security Holders are subject to personal liability if the Registration Statement misrepresents a material fact or omits a material fact. Your best defense, if the Registration Statement is defective, is that you exercised due diligence concerning the accuracy of the Registration Statement.

Certain terms used in this Questionnaire have been defined by the Commission and thus have particular meanings for purposes of this Questionnaire. These terms are defined in the footnotes set forth at the end of the Questionnaire.

The more frequently used terms are also explained here: (a) “Company” refers to GeoPetro Resources Company; (b) an “affiliate” of a specified entity (including the Company) is an individual or organization which directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such specified entity; (c) a “parent” is an “affiliate” controlling another person or entity directly or indirectly, through one or more intermediaries; and (d) “Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person or entity whether through the ownership of voting securities, by contract, or otherwise (for purposes of this Questionnaire, please assume that ownership of 5% of any class of equity securities of a company (including the Company) also constitutes “Control”).

GEOPETRO RESOURCES COMPANY
SELLING SECURITY HOLDER QUESTIONNAIRE

The undersigned hereby elects to include in the Registration Statement the registrable securities beneficially owned by it. The undersigned, by signing and returning this Questionnaire, agrees to be bound with respect to such registrable securities by the terms and conditions of this Questionnaire and the related registration rights agreement, as if the undersigned was an original party thereto. The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

Please answer each question, even if the answer is “0,” “No” or “None.”

If you need more space, please attach your answers on a separate sheet of paper. Should you fail to provide a response to a particular question, the Company will assume that the correct response to such question is negative.

Unless otherwise stated, this Questionnaire seeks information as of the Closing Date (referred to below as the “Questionnaire Date”).

1.	Please set forth below the following information:

Name:

Address for communications regarding this Questionnaire and the Registration
Statement:

Taxpayer Identification Number/SSN:

Daytime Telephone Number:

Evening Telephone Number:

Fax Number:

*E-mail address:

Please be sure to fill in all of the above-requested contact information so that the company can more readily provide you with further information or otherwise follow-up with you regarding this questionnaire and the registration statement. *It is particularly important that you provide your current e-mail address, as the company intends that most, if not all, future communications regarding the registration statement will be sent via e-mail.

2.                                       Please complete the following table concerning each type of equity security(1) of the Company that you beneficially own(2) or have the right to acquire beneficial ownership(2) of within sixty days after the Questionnaire Date.

A.                                   Common Stock

1.	Number of shares:

2.	How and when the shares were acquired:

3.	Name(s) of record owner(s): (if more than one owner, indicate number of shares owned by each record owner):

B.                                     Options/Warrants:

Date of Warrant/ Option	Number of Common Shares Underlying Warrant/Option	How and When Did You Acquire Warrant/Option

3.                                       Other than as listed in your answer to Question 2, do you have the right to acquire beneficial ownership of any other equity securities of the Company within sixty (60) days after the Questionnaire Date, either: (a) through the exercise of any option, warrant, or right, (b) through the conversion of a security, (c) pursuant to the power to revoke a trust, discretionary account, or similar arrangement, or (d) pursuant to the automatic termination of a trust, discretionary account, or similar arrangement? If the answer is “Yes,” please set forth the class of equity security and affected number of shares and provide full details concerning the right to acquire beneficial ownership, including exact dates when the right first comes into existence and number of shares as to which the right relates.

4.                                       As to the securities indicated as being beneficially owned(2) in answer to Questions 2 or 3, does any person other than the person identified as the beneficial owner have either: (a) the sole or shared power to vote or to direct the vote of any of such securities and (b) the sole or shared power to dispose or to direct the disposition of any of such securities? If the answer is “Yes” to either of the foregoing questions, please set forth the name, address and title/capacity (e.g., parent, legal guardian, joint owners (if securities are held jointly), executor, etc.) of each person who has such power or with whom the indicated beneficial owner shares such power, together with the number of shares to which such right relates.

5.                                       As to the securities indicated as being beneficially owned(2) in answer to Questions 2, 3 and 4, if the beneficial owner or owners listed are entities (e.g., trusts, corporations, partnerships, LLCs, etc.) rather than individuals, please set forth the name, address and title/capacity (e.g., trustee, president, partner, etc.) of each individual who has (a) the sole or shared power to vote or to direct the vote of any of such securities or (b) the sole or shared power to dispose or to direct the disposition of any of such securities, together with the number of shares to which such right relates. Please also indicate the state or other jurisdiction in which the entity is organized or domiciled.

6.                                       Please describe any material transaction(3) that occurred or has been ongoing on or after January 1, 2003, and also describe any proposed transaction, to which the Company or any affiliate was, is, or will be a party and in which (a) you, (b) any immediate family member(4), or (c) any firm, corporation, or other entity in which you or any immediate family member had, have, or will have a position or relationship had, have, or will have any direct or indirect interest, and indicate the nature and amount of such interest and the amount of such transaction. This question applies to any material transaction with the Company or any affiliate, whether or not in the ordinary course of business, other than transactions which arise solely out of a person’s status with respect to the Company or to a subsidiary and for which such person receives no extra or special benefit (e.g., dividends in the case of a stockholder or salaries or stock options in the case of a director, officer, or employee).

7.                                       Other than as may be disclosed in answer to Question 6, please state the nature of any position, office, or other relationship which you have had on or after January 1, 2003, now have, or it is now proposed that you will have, with the Company, any predecessor of the Company, any subsidiary of the Company, or any other affiliate of the Company.

8.                                       Broker-Dealer/Exchange Member. Are you a broker-dealer registered with the securities and exchange commission or designated as a member of the national association of securities dealers, inc. Or a national securities exchange (a “member”)?

Yes  ☐                                                                  No  ☐

If you answered “Yes” to this item 8, then please:

A.                                   Explain how you are a Member:

B.                                     Initial the appropriate space at the top of the next page based on the following:

I acknowledge that the Commission requires that i must be named as an underwriter in the prospectus and am subject to the rules, regulations and responsibilities applicable to underwriters unless:

(a)                                  I am not acting as an underwriter in the offering covered by the prospectus,

(b)                                 I purchased or received the securities to be resold by me under the prospectus in the ordinary course of business, as transaction-based compensation for investment banking services, and

(c)                                  At the time of such purchase or receipt i had no agreements or understandings, directly or indirectly, with any person to distribute the securities.

I hereby represent and warrant to the company that (initial one):

I meet criteria (a), (b) and (c); or

I do not meet criteria (a), (b) and (c) because:

If you meet criteria (b), please explain the manner in which the compensation for investment banking services was computed:

9.                                       Affiliation or Association with Broker-Dealer. Are you an officer, director, general partner, controlling stockholder or subsidiary of any member or a subsidiary of such controlling stockholder, or a member of the immediate family4 of any such person, or under common control with a member (collectively,  “affiliates of a member”).

Yes  ☐                                                                  No  ☐

If you answered “Yes” to this item 9, then please:

A.                                   Explain your relationship to the Member or Affiliate of a Member:

B.                                     Initial the appropriate space below based on the following:

I acknowledge that the Commission may require that I be named as an underwriter in the prospectus and be subject to the rules, regulations and responsibilities applicable to underwriters unless:

(a)                                  I am not acting as an underwriter in the offering covered by the prospectus,

(b)                                 I purchased or received the securities to be resold by me under the prospectus in the ordinary course of business, and

(c)                                  At the time of such purchase or receipt I had no agreements or understandings, directly or indirectly, with any person to distribute the securities.

I hereby represent and warrant to the Company that (initial one):

I meet criteria (a), (b) and (c); or

I do not meet criteria (a), (b) and (c) because:

10.                                 Other than as described in questions 8 and 9, are you a broker-dealer or are you affiliated or associated with a broker-dealer?

A.                                   Yes:  ☐  Please provide details:

B.                                     No:   ☐

11.                                 Please indicate whether you have comments regarding the enclosed Plan of Distribution:

A.                                   Yes, my comments are attached:  ☐

B.                                     No, I do not have comments:  ☐

12.                                 With regard to the attached Plan of Distribution, I acknowledge that I am aware of the Commission Staff’s position that any short sales “against the box” prior to the effective date of the Registration Statement may not be covered with shares registered under the Registration Statement, and that I will comply with that prohibition. I also acknowledge that I will comply with all selling restrictions contained in any investors’ rights agreement, registration rights agreement or other agreement to which I am a party.

13.                                 Please indicate whether you have entered into, or intend to enter into, any agreement with a prospective underwriter for the shares to be included in the Registration Statement:

A.                                   Yes, I have entered into an underwriting arrangement, and  details are set forth below. ☐

B.                                     No, I have not entered into an underwriting arrangement, but I intend to enter into an underwriting arrangement, and details are set forth below. ☐

C.                                     No, I have not entered into an underwriting arrangement, and I do not intend to enter into an underwriting arrangement. ☐

The answers I have supplied to the questions in this Questionnaire are true, complete, and correct to the best of my knowledge after reasonable inquiry. I will promptly notify counsel to the Company (whose contact information is set forth on the cover page to this Questionnaire) in writing if any event occurs between now and the termination of the distribution of securities pursuant to the Registration Statement that causes the answer to any question to change.

I acknowledge that this obligation includes the obligation to promptly notify counsel to the Company if any event causes a change in my beneficial ownership of the Company’s securities. I will specifically reference this Questionnaire when providing updated information to the Company’s counsel.

By signing below, I acknowledge that I understand my obligation to comply, and agree that I will comply, with the provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934 and the rules and regulations thereunder, particularly the prospectus delivery requirements and Regulation M. If I transfer all or any portion of the registrable securities other than pursuant to a sale under the Plan of Distribution, I will notify the transferee(s) at the time of the transfer of their rights and obligations under this Questionnaire and the registration rights agreement. I consent to the disclosure of the information contained herein in the Registration Statement and related prospectus. I understand that such information will be relied upon by the Company and its advisors in connection with the preparation of the Registration Statement and related prospectus.

IN WITNESS WHEREOF, I have, by authority duly given or held, caused this Questionnaire to be executed and delivered to the Company.

Date:	2007
Signature

Print Name

Title/Position – if Selling Security Holder is not an
individual (e.g., a trust, corporation, partnership,
LLC, etc.)

FOOTNOTES

1.                               The term “equity security” means any stock or similar security, certificate or interest or participation in any profit sharing agreement, reorganization certificate or subscription, transferable share, voting trust certificate or certificate of deposit for an equity security, limited partnership interest, interest in a joint venture, or certificate of interest in a business trust; or any security convertible with or without consideration into such a security, or carrying any warrant or right to subscribe to or purchase such a security; or any such warrant or right; or any put, call, straddle or other option or privilege of buying such a security from or selling such a security to another without being bound to do so.

2.                               You are the “beneficial owner” of a security if you, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise have a right to share:  (1) voting power which includes the power to vote, or to direct the voting of, such security, or (2) investment power which includes the power to dispose, or to direct the disposition, of such security. You are also the beneficial owner of a security if you, directly or indirectly, create or use a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device with the purpose or effect of divesting yourself of beneficial ownership of a security or preventing the vesting of such beneficial ownership. Finally, you are deemed to be the beneficial owner of a security if you have the right to acquire beneficial ownership of such security at any time within sixty days including, but not limited to, any right to acquire such security (a) through the exercise of any option, warrant or right, (b) through the conversion of a security, (c) pursuant to the power to revoke a trust, discretionary account, or similar arrangement, or (d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

3.                               The term “transaction” is to be understood in its broadest sense, and includes the direct or indirect receipt of anything of value. Please note that indirect as well as direct material interests in material transactions are to be disclosed, so that transactions in which you would have a direct interest would include your purchasing or leasing anything (stock in a business acquired by the Company, office space, plants, Company apartments, computers, raw materials, finished goods, etc.) from or selling or leasing anything to, or borrowing or lending cash or other property from or to the Company, its parent or any subsidiary with respect to any indebtedness. You might be deemed to have an indirect material interest in similar transactions with the Company by any corporation or organization referred to in question (6) above. These examples are not meant to be exhaustive, and you are requested to describe any other type of material transaction in which you or your associates may have a direct or indirect material interest. The materiality of any interest is to be determined on the basis of the significance of the information to investors in light of all the circumstances of the particular case. The importance of the interest to the person having the interest, the relationship of the parties to the transaction with each other and the amount involved in the transaction are among the factors to be considered in determining the significance of the information to investors.

4.                               For purposes of this Question, a person’s “immediate family” includes such person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, and brothers and sisters-in-law.